Quanterix Releases Preliminary Financial Results for the Third Quarter of 2024
Sixth Consecutive Quarter of Double-Digit Growth
Reaffirms Full Year 2024 Outlook
BILLERICA, Mass. - November 12, 2024 - Quanterix Corporation (NASDAQ: QTRX), a company fueling scientific discovery through ultra-sensitive biomarker detection, today announced preliminary financial results for the third quarter ended September 30, 2024 and reaffirmed its full year 2024 guidance. The Company also disclosed the need to restate certain prior period financial statements to correct non-cash errors related to those periods.
“Quanterix continues to build on our strong momentum, achieving our sixth consecutive quarter of double-digit growth. We are pleased to reaffirm our full year 2024 outlook, which is especially notable given the muted growth that continues to impact the tools space,” said Masoud Toloue, Chief Executive Officer of Quanterix. “With a focus on disciplined execution of our strategic priorities, we are expanding the Quanterix portfolio of innovative products and services, empowering our customers to break new ground in research, and lead advancements in Alzheimer’s diagnostics.”
Preliminary Third Quarter 2024 Financial Highlights
•Revenue of $35.7 million, an increase of 13% compared to $31.6 million in the corresponding prior year period, as preliminarily restated.
•GAAP gross margin of 58.9% and Non-GAAP gross margin of 53.4%.
•Net cash usage in the quarter was $3.3 million. The Company ended the period with $296.1 million of cash, cash equivalents, marketable securities, and restricted cash.
These preliminary financial results are based on current best available information and are unaudited and subject to adjustment, including in connection with the finalization of the restated financial statements as further described below. The Company expects to report its final results for the third quarter of 2024, which could vary from the preliminary financial results disclosed in this press release, in its Quarterly Report on Form 10-Q, following the filing of the restated financial statements, as further described below.
Third Quarter Operational and Business Highlights
•The Company announced the launch of LucentAD Complete, a multi-marker test for Alzheimer’s Disease (AD) detection. The test leverages a proprietary algorithm to generate an AD score by analyzing five Alzheimer’s disease-related biomarkers (p-Tau 217, Aβ42/40, NfL, GFAP), offering significantly improved amyloid classification and reducing inconclusive results by up to three-fold compared to traditional single-marker tests.
•In September 2024, Mt. Sinai Health System announced that they would be deploying blood-based biomarkers as early detection tools across primary and specialty care settings. Mt. Sinai will be examining p-Tau 217, as well as NfL and GFAP using our assays through a grant from the Davos Alzheimer’s Collaborative.
•The Company continues to advance its innovation rate and this quarter released a new series of ultra-sensitive 4-marker panels in neurology and immunology, as well as an extracellular vesicle profiling tool kit, which has research applications in multiple disease areas.
•The Company added two members to its Board of Directors, Jeff Elliott, former CFO of Exact Sciences, and Ivana Magovčević-Liebisch, Ph.D., J.D., President and CEO of Vigil Neuroscience.
2024 Full Year Business Outlook
The Company reaffirms its 2024 revenue guidance range of $134 million to $138 million. This revenue range excludes revenue from Lucent Diagnostics testing, which is expected to be immaterial for 2024. The Company also reaffirmed that it expects its research-use only business (excluding Diagnostics) to achieve cash flow breakeven when it reaches revenue between $170 and $190 million.
The Company continues to expect GAAP gross margin percentage to be in the range of 57%-61%, and non-GAAP gross margin percentage to be in the range of 51%-55%. The Company continues to anticipate 2024 cash usage (change in cash, cash equivalents, marketable securities, and restricted cash) to be approximately $30 million.

For additional information on the preliminary non-GAAP financial measures included in this press release, please see “Use of Non-GAAP Financial Measures,” “Preliminary Restated Non-GAAP Measures” and “Preliminary Restated GAAP to Non-GAAP Reconciliation” below.
Restatement of Historical Financial Results
As previously reported, the Company has identified and continues its efforts to remediate a material weakness in its internal control over financial reporting relating to the operating effectiveness of internal controls associated with the accounting for inventory valuation.
In connection with these remediation efforts, and while performing closing procedures for the third quarter 2024, management identified an error related to the capitalization of labor and overhead costs applied to prior periods, which impacted the valuation of inventory. This error relates to a design deficiency in the Company’s internal control over financial reporting related to the accounting for inventory valuation. The cumulative effect of this error, when taken together with unrelated immaterial errors identified by the Company in prior periods, resulted in the need for material adjustments to previously issued financial statements.
The Audit Committee of the Board of Directors and management therefore concluded that it is appropriate to restate the Company’s audited consolidated financial statements as of December 31, 2023 and 2022 and for each of the three years in the period ended December 31, 2023, and its unaudited consolidated financial statements for the quarterly and year-to-date (as applicable) periods ended March 31, 2022, June 30, 2022, September 30, 2022, March 31, 2023, June 30, 2023, September 30, 2023, March 31, 2024 and June 30, 2024 (the “Restatement”) in order to correct all known errors in accounting in the financial statements for such periods. The Company intends, as promptly as possible, to complete the Restatement and to file with the Securities and Exchange Commission amendments to the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and its Quarterly Reports on Form 10-Q for the first and second quarters of 2024 and to file its Quarterly Report on Form 10-Q for the third quarter of 2024. Although there can be no assurance, the Company’s goal is to complete the Restatement and all required filings by the end of 2024.
The Company currently estimates that the corrections to be made as part of the Restatement will result in the following impact to gross profit and operating loss:

	GAAP Gross Profit Increase	Operating Loss Increase/(Decrease)
Year ended December 31, 2021	$1.6 million	$(0.6) million
Year ended December 31, 2022	$0.4 million	$0.5 million
Year ended December 31, 2023	$2.1 million	$(2.3) million
These preliminary figures are based on currently available information and are unaudited and subject to adjustment. The supplemental schedules in this press release provide additional information regarding the preliminary anticipated impact of the Restatement, but such additional information is also based on currently available information and is unaudited and subject to adjustment. The Company does not expect the errors to result in any material impact on the previously reported amounts for total revenues or cash in any completed fiscal period.
The Company expects to delay the filing of its Quarterly Report on Form 10-Q for the third quarter of 2024, in order to complete the Restatement and will file a Form 12b-25 with the Securities and Exchange Commission. Additional information regarding the Restatement and the preliminary anticipated effect of the Restatement on the Company’s previously reported financial information is included in the Company’s Current Report on Form 8-K (and exhibits) filed on November 12, 2024.
Conference Call
In conjunction with this announcement, the Company will host a conference call on November 12, 2024, at 4:30 PM E.T. Click here to register for the conference call with a webcast link. For audio use the following dial-in number and passcode: USA & Canada – Toll-Free (800) 715-9871 Conference ID: 2720617.
Interested investors can also listen to the live webcast from the Event Details page in the Investors section of the Quanterix at https://ir.quanterix.com. An archived webcast replay will be available on the Company’s website for one year.

Supplemental Schedules
Preliminary Restated GAAP Financials

	FY21	FY22	Q1FY23	Q2FY23	Q3FY23	Q4FY23	FY23	Q1FY24	Q2FY24	Q3FY24
As Reported
Revenue	110.6	105.5	28.5	31.0	31.3	31.5	122.4	32.1	34.4	35.7

Gross Profit $	61.7	46.8	16.9	19.1	17.8	16.8	70.6	19.6	20.1	21.1
Gross Profit %	55.8%	44.4%	59.5%	61.7%	56.8%	53.2%	57.7%	61.2%	58.3%	58.9%

Operating Expense	120.3	148.5	26.3	28.7	31.6	33.8	120.3	33.6	33.2	32.3

Operating Loss	(58.6)	(101.7)	(9.4)	(9.6)	(13.8)	(17.0)	(49.7)	(14.0)	(13.1)	(11.2)

GAAP Adjustments
Revenue	0.0	0.0	0.0	(0.2)	0.2	0.0	0.0	0.0	0.1	0.0
Gross Profit $	1.6	0.4	(0.9)	0.4	1.1	1.5	2.1	(0.8)	1.5	0.0
Operating Expense	1.0	0.9	0.2	(0.5)	0.7	(0.7)	(0.3)	0.0	(0.1)	0.0
Operating Loss	0.6	(0.5)	(1.1)	0.9	0.5	2.2	2.3	(0.8)	1.6	0.0

Restated
Revenue	110.6	105.5	28.5	30.8	31.6	31.5	122.4	32.1	34.4	35.7

Gross Profit $	63.3	47.2	16.0	19.5	18.9	18.3	72.7	18.8	21.6	21.1
Gross Profit %	57.3%	44.7%	56.3%	63.4%	59.9%	57.8%	59.4%	58.7%	62.7%	58.9%

Operating Expense	121.3	149.4	26.6	28.2	32.2	33.1	120.1	33.6	33.1	32.3

Operating Loss	(58.0)	(102.2)	(10.6)	(8.7)	(13.3)	(14.8)	(47.4)	(14.8)	(11.5)	(11.2)
Use of Non-GAAP Financial Measures
To supplement the preliminary restated financial statements presented on a U.S. GAAP basis, the Company also presents preliminary restated non-GAAP gross profit, non-GAAP gross margin, non-GAAP total operating expenses, and non-GAAP loss from operations. These non-GAAP measures are calculated by including shipping and handling costs for product sales within cost of product revenue instead of within selling, general, and administrative expenses. The Company uses these non-GAAP measures to evaluate its operating performance in a manner that allows for meaningful period-to-period comparison and analysis of trends in its business and its competitors. The Company believes that presentation of these non-GAAP measures provides useful information to investors in assessing the Company’s operating performance within its industry and to allow comparability to the presentation of other companies in its industry where shipping and handling costs are included in cost of goods sold for products. The non-GAAP financial information presented here should be considered in conjunction with, and not as a substitute for, the financial information presented in accordance with U.S. GAAP.
Set forth below is the preliminary restated non-GAAP gross profit, non-GAAP gross margin, non-GAAP total operating expenses, and non-GAAP loss from operations and a reconciliation of these preliminary restated non-GAAP measures to their most directly comparable preliminary restated GAAP financial measures.

Preliminary Restated Non-GAAP Measures

	FY21	FY22	Q1FY23	Q2FY23	Q3FY23	Q4FY23	FY23	Q1FY24	Q2FY24	Q3FY24
As Reported (Non-GAAP)
Revenue	110.6	105.5	28.5	31.0	31.3	31.5	122.4	32.1	34.4	35.7

Gross Profit $	54.8	39.6	15.1	17.5	15.2	14.7	62.5	17.5	18.0	19.1
Gross Profit %	49.6%	37.5%	53.1%	56.4%	48.6%	46.5%	51.1%	54.5%	52.3%	53.4%

Operating Expense	113.4	141.3	24.5	27.1	29.0	31.7	112.2	31.5	31.1	30.3

Operating Loss	(58.6)	(101.7)	(9.4)	(9.6)	(13.8)	(17.0)	(49.7)	(14.0)	(13.1)	(11.2)

Adjustments
Revenue	0.0	0.0	0.0	(0.2)	0.2	0.0	0.0	0.0	0.1	0.0
Gross Profit $	0.6	(0.3)	(0.9)	0.4	1.1	1.5	2.1	(0.8)	1.5	0.0
Operating Expense	0.0	0.2	0.2	(0.5)	0.7	(0.7)	(0.3)	0.0	(0.1)	0.0
Operating Loss	0.6	(0.5)	(1.1)	0.9	0.5	2.2	2.3	(0.8)	1.6	0.0

Restated (Non-GAAP)
Revenue	110.6	105.5	28.5	30.8	31.6	31.5	122.4	32.1	34.4	35.7

Gross Profit $	55.4	39.3	14.2	17.9	16.3	16.2	64.6	16.7	19.5	19.1
Gross Profit %	50.1%	37.2%	49.9%	58.2%	51.8%	51.1%	52.8%	52.0%	56.7%	53.4%

Operating Expense	113.4	141.5	24.8	26.6	29.6	31.0	112.0	31.5	31.0	30.3

Operating Loss	(58.0)	(102.2)	(10.6)	(8.7)	(13.3)	(14.8)	(47.4)	(14.8)	(11.5)	(11.2)
Preliminary Restated GAAP to Non-GAAP Reconciliation

	FY21	FY22	Q1FY23	Q2FY23	Q3FY23	Q4FY23	FY23	Q1FY24	Q2FY24	Q3FY24
Preliminary Restated GAAP gross profit	63.3	47.2	16.0	19.5	18.9	18.3	72.7	18.8	21.6	21.1
Shipping and handling costs	(7.9)	(7.9)	(1.8)	(1.6)	(2.6)	(2.1)	(8.1)	(2.1)	(2.1)	(2.0)
Preliminary Restated Non-GAAP gross profit	55.4	39.3	14.2	17.9	16.3	16.2	64.6	16.7	19.5	19.1

GAAP Revenue	110.6	105.5	28.5	30.8	31.6	31.5	122.4	32.1	34.4	35.7
Gross margin (gross profit as a % of GAAP revenue)	57.3%	44.7%	56.3%	63.4%	59.9%	57.8%	59.4%	58.7%	62.7%	58.9%
Non-GAAP gross margin (non-GAAP gross profit as a % of GAAP revenue)	50.1%	37.2%	49.9%	58.2%	51.8%	51.1%	52.8%	52.0%	56.7%	53.4%

Preliminary Restated GAAP total operating expenses	121.3	149.4	26.6	28.2	32.2	33.1	120.1	33.6	33.1	32.3
Shipping and handling costs	(7.9)	(7.9)	(1.8)	(1.6)	(2.6)	(2.1)	(8.1)	(2.1)	(2.1)	(2.0)
Preliminary Restated Non-GAAP total operating costs	113.4	141.5	24.8	26.6	29.6	31.0	112.0	31.5	31.0	30.3

Preliminary Restated GAAP loss from operations	(58.0)	(102.2)	(10.6)	(8.7)	(13.3)	(14.8)	(47.4)	(14.8)	(11.5)	(11.2)
Preliminary Restated Non-GAAP loss from operations	(58.0)	(102.2)	(10.6)	(8.7)	(13.3)	(14.8)	(47.4)	(14.8)	(11.5)	(11.2)

About Quanterix
From discovery to diagnostics, Quanterix’s ultra-sensitive biomarker detection is driving breakthroughs only made possible through its unparalleled sensitivity and flexibility. The Company’s Simoa technology has delivered the gold standard for earlier biomarker detection in blood, serum or plasma, with the ability to quantify proteins that are far lower than the Level of Quantification of conventional analog methods. Its industry-leading precision instruments, digital immunoassay technology and CLIA-certified Accelerator laboratory have supported research that advances disease understanding and management in neurology, oncology, immunology, cardiology and infectious disease. Quanterix has been a trusted partner of the scientific community for nearly two decades, powering research published in more than 3,100 peer-reviewed journals. Find additional information about the Billerica, Massachusetts-based company at https://www.quanterix.com or follow us on Twitter and LinkedIn.
Forward-Looking Statements
Quanterix’s current financial results, as discussed in this press release, are preliminary and unaudited, and subject to adjustment. This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “expect,” “plan,” “anticipate,” “estimate,” “intend” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements about Quanterix’s financial performance, including statements under the headers “Preliminary Third Quarter 2024 Financial Highlights,” “2024 Full Year Business Outlook,” “Restatement of Historical Financial Results” and “Supplemental Schedules” set forth above, and are subject to a number of risks, uncertainties and assumptions. Forward-looking statements in this press release are based on Quanterix’s expectations and assumptions as of the date of this press release. Each of these forward-looking statements involves risks and uncertainties. Factors that may cause Quanterix’s actual results to differ from those expressed or implied in the forward-looking statements in this press release include, but are not limited to, that the Company may have underestimated the scope and impact of the Restatement, risks and uncertainties around the effectiveness of the Company’s internal control over financial reporting, the risk that the Company’s restated financial statements may take longer to complete than expected, as well as those described in our periodic reports filed with the U.S. Securities and Exchange Commission, including the “Risk Factors” sections contained therein. Except as required by law, Quanterix assumes no obligation to update any forward-looking statements contained herein to reflect any change in expectations, even as new information becomes available.
Contacts
Media Contact:
Marissa Klaassen
(978) 488-1854
media@quanterix.com
Investor Relations Contact:
Amy Achorn (978) 488-1854
ir@quanterix.com